UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2012

PATHEON INC.

(Exact name of registrant as specified in its charter)

Canada	000-54283	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Patheon Pharmaceuticals Services Inc. 4721 Emperor Boulevard, Suite 200 Durham, NC	27703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 226-3200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Prior to its fiscal year ending October 31, 2012, Patheon Inc. (the “Company”) prepared its annual consolidated financial statements in conformity with accounting principles generally accepted in Canada and provided a supplemental reconciliation to accounting principles generally accepted in the United States (“U.S. GAAP”). Effective November 1, 2011, the Company adopted U.S. GAAP as the reporting standard for its consolidated financial statements. Therefore, in order to present previously provided financial information on a basis that is comparable to the basis on which the Company prepared and reported similar information in its Quarterly Reports on Form 10-Q for the quarterly periods ended January 31, 2012, April 30, 2012 and July 31, 2012 (the “2012 Quarterly Reports”), the Company has recast its previously issued annual financial statements and certain other financial information originally reported within its Annual Report on Form 10-K for the year ended October 31, 2011 (the “2011 Form 10-K”), filed on December 19, 2011.

This Current Report on Form 8-K updates the following information that appeared in the 2011 Form 10-K:

•	Part II, Item 6. Selected Financial Data, attached as Exhibit 99.1 to this report and incorporated herein by reference;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, attached as Exhibit 99.2 to this report and incorporated herein by reference; and

•

Part II, Item 8. Financial Statements and Supplementary Data, and Part IV, Item 15. Financial Statements and Financial Statement Schedules, and the consolidated financial statements referred to therein, attached as Exhibit 99.3 to this report and incorporated herein by reference.

The information set forth in this filing does not reflect events or developments that have occurred after December 19, 2011, the date the Company filed the 2011 Form 10-K, and does not modify or update the disclosures contained in the 2011 Form 10-K in any way other than as set forth above. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2011 Form 10-K for any information, uncertainties, transactions, risks, events or trends that have subsequently occurred or have become known to management. More current information is contained in the 2012 Quarterly Reports and the Company’s other filings with the Securities and Exchange Commission (the “SEC”), and this Current Report on Form 8-K should be read in conjunction with the 2011 Form 10-K, the 2012 Quarterly Reports, and the Company’s other filings with the SEC.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

See the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2012	PATHEON INC.

	By:	/s/ Stuart Grant
Stuart Grant
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

23.1	Consent of Ernst & Young LLP.

99.1	Part II, Item 6. Selected Financial Data.

99.2	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Part II, Item 8. Financial Statements and Supplementary Data, and Part IV, Item 15. Financial Statements and Financial Statement Schedules, and the consolidated financial statements referred to therein.